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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                           FORM 8-K CURRENT REPORT

                  Pursuant to Regulation FD Rules 100 and 101


                                January 3, 2002
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
            (Exact name of Registrant as specified in its charter)


                Delaware                                  75-2855109
     (State or other jurisdiction of                    (IRS Employer
      incorporation or organization)                Identification Number)


                            15100 Trinity Boulevard
                            Fort Worth, Texas 76155
              (Address of principal executive offices -- zip code)

      Registrant's telephone number, including area code: (817) 785-8000

      (Former name or former address, if changed since last report): N/A

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Item 9. Regulation FD Disclosure

         On January 3, 2002, Travelocity.com Inc. issued a press release providing updated guidance. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

         Statements in this release that are not purely historical facts, including statements about expected revenues and pro forma earnings, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are based only upon information available to Travelocity on the date of this release. All such forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described, including risks related to declines or disruptions in the travel industry resulting from concerns about the possibility of terrorist acts, related hostilities, and increased costs (including due to new security measures) and reduced operations by airlines; risks relating to the elimination or reduction of commissions paid by travel suppliers, which could reduce Travelocity's revenues; risks associated with travel industry consolidation, including strategic alliances and consortia (including travel supplier consortia); risks relating to Travelocity's relationships with Sabre Holdings Corporation and its affiliates (including the risks of potential conflicts of interest); risks associated with the continued use and growth of the Internet and, relatedly, the extent of acceptance and profitability of online commerce; and risks relating to Travelocity's technology, including Travelocity's ability to rapidly develop and achieve market acceptance of new products and services, and related risks that rapid technological changes may render Travelocity's technology obsolete or decrease the attractiveness of its existing products and services relative to the products and services, respectively, of its competitors.

         Further information about risks and uncertainties that could affect Travelocity's financial and other results is included in Travelocity's other documents filed with, or furnished to, the Securities and Exchange Commission. Travelocity undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on forward-looking statements.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           TRAVELOCITY.COM INC.


Dated: January 3, 2002                       By: /s/ Andrew B. Steinberg
                                                ------------------------
                                                 Andrew B. Steinberg
                                                 Executive Vice President
                                                 Administration, General
                                                 Counsel and
                                                 Corporate Secretary




Exhibit No.        Description of Exhibit
-----------        ----------------------
   99.1            Press Release issued on January 3, 2002